MARCH 21, 2016

SUPPLEMENT TO
HARTFORD CAPITAL APPRECIATION HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

SUMMARY PROSPECTUS AND PROSPECTUS

DATED MAY 1, 2015, AS LAST SUPPLEMENTED FEBRUARY 4, 2016

1.              Effective immediately, the above referenced Summary Prospectus and Prospectus are revised as follows:

Francis J. Boggan, CFA no longer serves as a portfolio manager to Hartford Capital Appreciation HLS Fund (the “Fund”). Accordingly, all references to Mr. Boggan in the Summary Prospectus and the Prospectus are deleted in their entirety. Kent M. Stahl and Gregg R. Thomas will continue to select and oversee the Fund’s portfolio management team and determine how Fund assets are allocated among the team’s members.

2.              Effective immediately, the second paragraph under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — The Investment Manager” in the Prospectus is deleted in its entirety and replaced with the following:

HFMC relies on an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) for the Fund under which it uses a “Manager of Managers” structure. HFMC has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HFMC to appoint a sub-adviser not affiliated with HFMC with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders (the “Order”). Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about any new sub-advisory relationship.

In addition, HFMC and the Fund have applied for a new exemptive order from the SEC (the “New Order”), which would expand the relief provided under the Order and would permit HFMC, on behalf of the Fund and subject to the approval of the Board of Directors, to hire or terminate, and to modify any existing or future sub-advisory agreement with sub-advisers that are not affiliated with HFMC (the “Current Relief”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of HFMC or of another company that, indirectly or directly wholly owns HFMC (the “Expanded Relief”). As with the Order, the New Order would require the Fund’s shareholders to receive information about any new sub-advisory relationship within 90 days after hiring any new sub-adviser. There can be no guarantee that the SEC will grant the New Order.

The Fund’s shareholders have prospectively approved the operation of the Fund under any “manager of managers” structure, including under: (i) the New Order and/or (ii) any future law, regulation, or exemptive relief provided by the SEC. The Fund will continue to rely on the Current Relief until the SEC grants the New Order.

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.

March 2016